UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): February 28, 2007

Alternative Loan Trust 2007-J1
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-131630-86

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-131630

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Section 8         Other Events

Item 8.01          Other Events.

On February 28, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, together with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-J1.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On February 28, 2007, CHL entered into an assignment agreement (the “Assignment Agreement”), dated as of February 28, 2007, by and among CHL, The Bank of New York, as Supplemental Interest Trustee and Bear Stearns Financial Products Inc., pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Bear Corridor Contract to the Supplemental Interest Trustee.  The Assignment Agreement is annexed hereto as Exhibit 99.2.

On February 26, 2007 CHL entered into an interest rate corridor contract (the “Bear Corridor Contract”) as evidenced by a confirmation between CHL and Bear Stearns Financial Products Inc. (the “Bear Confirmation”).  The Bear Confirmation is annexed hereto as Exhibit 99.3.

On January 30, 2006, the Company entered into an Item 1115 agreement (the “Bear Item 1115 Agreement”), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWMBS, Inc. (“CWMBS”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and Bear Stearns Financial Products Inc. (“BSFP”), as counterparty.  The Bear Item 1115 Agreement is annexed hereto as Exhibit 99.4.

On February 28, 2007, the Supplemental Interest Trustee entered into an interest rate corridor contract as evidenced by a confirmation (the “BANA Confirmation”), dated February 27, 2007, between the Supplemental Interest Trustee and Bank of America, N. A. (the “BANA”).  The BANA Confirmation is annexed hereto as Exhibit 99.5.

On March 27, 2006, the Company entered into an Item 1115 agreement (the “BANA Item 1115 Agreement”), dated as of March 27, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWHEQ, Inc. (“CWHEQ”), CWABS, Inc. (“CWABS”) and BANA.  The BANA Item 1115 Agreement is annexed hereto as Exhibit 99.6.

On February 28, 2007, MBIA Insurance Company issued a financial guaranty insurance policy for the Class 3-A-2 Certificates (the “Class 3-A-2 Policy”).  The Certificate Insurance Policy is annexed hereto as Exhibit 99.7.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated as of February 1, 2007, among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2	Assignment Agreement, dated as of February 28, 2007, among, the Supplemental Interest Trustee, CHL, and BSFP.

99.3	Bear Confirmation dated February 26, 2007 between CHL and BSFP.

99.4	Bear Item 1115 Agreement, dated January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and BSFP.

99.5	BANA Confirmation dated February 28, 2007 between the Supplemental Interest Trustee and BANA.

99.6	BANA Item 1115 Agreement, dated March 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and BANA.

99.7	Class 3-A-2 Policy, dated February 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By:	/s/ Darren Bigby
Darren Bigby
Vice President

Dated:  May 11, 2007

Exhibit Index

Exhibit

99.1	Pooling and Servicing Agreement, dated as of February 1, 2007, among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2	Assignment Agreement, dated as of February 28, 2007, among, the Supplemental Interest Trustee, CHL, and BSFP.

99.3	Bear Confirmation dated February 26, 2007 between CHL and BSFP.

99.4	Bear Item 1115 Agreement, dated January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and BSFP.

99.5	BANA Confirmation dated February 28, 2007 between the Supplemental Interest Trustee and BANA.

99.6	BANA Item 1115 Agreement, dated March 27, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and BANA.

99.7	Class 3-A-2 Policy, dated February 28, 2007.